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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) November 27, 2000
                                                        -----------------



                         EAGLETECH COMMUNICATIONS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its chapter)



           Nevada                            0-29275                     13-4020694
----------------------------        ---------------------       ---------------------------------
(State of other jurisdiction        (Commission File No.)       (IRS Employer Identification No.)
    of incorporation)


305 S. Andrews Ave., Ft. Lauderdale, FL                                     33301
---------------------------------------                          --------------------------------
(Address of principal executive offices)                                  (Zip Code)




Registrant's telephone number, including area code (954) 462-1494
                                                   --------------


                                 Not Applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)
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                              GENERAL INSTRUCTIONS



ITEM 5.  OTHER EVENTS.

On November 27, 2000, Eagletech Communications, Inc. announced that its board of directors has appointed Rodney E. Young, current board member and co-founder, as interim President and Chief Executive Officer. Young replaces Robert J. Dobbs, Jr. who has resigned from Eagletech as an officer and director effective November 30, 2000. The Registrant has begun a search for a new president and CEO. Young will serve in this capacity until a permanent CEO is named.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following documents are attached as exhibits to this Form 8-K.

         Exhibit 99.1      -        Registrant's Press Release dated November
                                    27, 2000 announcing the resignation of
                                    Robert J. Dobbs, Jr. as president and
                                    director and appointment of Rodney Young as interim president and chief executive officer.


                                   SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             EAGLETECH COMMUNICATIONS, INC.
                                             -----------------------------------
                                             (Registrant)


November 29, 2000                            /s/ ROBERT J. DOBBS, JR.
--------------------------------             -----------------------------------
Date                                         Robert J. Dobbs, Jr., President